 EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT

            This Fourth Amendment to Loan Agreement is effective as of the 1st day of August, 2014, between American Bank, N.A. ("Lender"), and TOR Minerals International, Inc., ("Borrower") and amends that prior Loan Agreement between the parties dated December 30, 2010 (the "Agreement"), as previously amended on February 15, 2012, on May 15, 2013, and January 1, 2014.

            Section Four is amended to delete Paragraph 4.02 which reads as follows:

            4.02     Certificate Of Deposit.   The loan additionally shall be secured by the pledge of a certificate of deposit in the principal amount of $350,000.

            The Certificate of Deposit is released as collateral for this loan.

            Except as amended hereby, all other provisions of the Loan Agreement, as previously amended, shall remain in full force and effect and are hereby ratified and confirmed.

            EXECUTED in multiple originals the date first set forth above.

THIS WRITTEN LOAN AGREEMENT AND THE PROMISSORY NOTES, SECURITY AGREEMENTS, GUARANTY AGREEMENTS AND OTHER LOAN DOCUMENTS EXECUTED BY THE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER: TOR MINERALS INTERNATIONAL, INC.		LENDER: AMERICAN BANK, N.A.

By:	BARBARA RUSSELL	By:	PHILLIP J. RITLEY
	Barbara Russell Chief Financial Officer		Phillip J. Ritley Senior Lending Officer